FORMS OF CUSTODIAL AGREEMENT

CUSTODIAL UNDERTAKING IN CONNECTION

WITH MASTER REPURCHASE AGREEMENT

BY AND AMONG

The Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement

(Buyer)

AND

BANC OF AMERICA SECURITIES LLC

(Seller)

AND

THE BANK OF NEW YORK

(Custodian)

        THIS CUSTODIAL UNDERTAKING (together with the Exhibits and Schedules attached hereto, and made a part hereof, this “Custodial Undertaking”) is made and entered into as of the date set forth below by and among Buyer, Seller, and Custodian.

RECITALS

        WHEREAS, Buyer and Seller have entered into a BMA Master Repurchase Agreement dated as of May 5,2003, (as it may be amended by the parties thereto, the “Master Repurchase Agreement”), and may from time to time enter into Transactions with respect to Eligible Securities (as hereinafter defined); and

        WHEREAS, Custodian has agreed to act as agent for Buyer and Seller in order to effect Transactions on their behalf, all as more particularly set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. DEFINITIONS

        Whenever used in this Custodial Undertaking, the following words shall have the meanings set forth below. Capitalized terms used but not defined herein shall have the meanings given to them in the Master Repurchase Agreement.

        A.        “Authorized Person” shall mean any person, whether or not any such person is an officer or employee of Buyer or Seller, as the case may be, duly authorized to give Oral Instructions and Written Instructions on behalf of Buyer or Seller, such persons and their specimen signatures to be designated in Schedule II attached hereto, as such Schedule II may be amended from time to time.

        B.        “Book-Entry Securities” shall mean Book-entry Securities as defined in 31 C.F.R.Part 357.2 and any other securities registered in the form of an entry on the records of the Book-Entry System.

        C.        “Book-Entry System” shall mean the Treasury/Reserve Automated Debt Entry System maintained at The Federal Reserve Bank of New York (“FRBNY”).

        D.        “Business Day” shall mean any day on which Custodian, Seller, the Book-Entry System and appropriate Clearing Corporation(s) are open for business.

        E.        “Buyer’s Account” shall mean the custodial account maintained by Custodian on behalf of Buyer for the deposit of Eligible Securities with respect to Transactions and shall also include, without limitation, any account for the deposit of cash in connection therewith. For the purposes of this Custodial Undertaking, Buyer’s Account shall be deemed to be a “securities account” within the meaning of the UCC, and Eligible Securities (excluding cash) deposited in connection therewith shall each be deemed to be a “financial asset” within the meaning of the UCC.

        F.        “Clearing Corporation” shall mean the Depository Trust Company and any other clearing corporation within the meaning of Section 8-102 of the UCC or otherwise authorized to act as a securities depository or clearing agency.

        G.        “Clearing Corporation Securities” shall mean securities which are registered in the name of Custodian or its nominee in the form of an entry on the records of a Clearing Corporation.

        H.        “Eligible Securities” shall mean those types of Securities which Buyer, Seller and Custodian have agreed shall be eligible for Transactions by inclusion on a Schedule of Eligible Securities substantially in the form of Schedule I hereto, as such Schedule of Eligible Securities may be amended from time to time, and cash.

        I.        “Margin Percentage” shall mean the percentage indicated on Schedule I with respect to specific types of Eligible Securities, as Schedule I may be amended from time to time.

        J.        “Margin Value” shall mean the amount obtained by dividing the Market Value of Securities by the applicable Margin Percentage.

        K.        “Market Value of Securities” shall mean, with respect to any Security as of any date, the sum of (i) the market value of such Security based on same-day pricing, to the extent same-day pricing is available, or otherwise the most recently available closing bid price for the particular Security as made available to Custodian by pricing information services which Custodian uses generally for pricing such Securities, and (ii) accrued but unpaid Income, if any, on the particular Security (to the extent not included therein). In the case of cash and certificates of deposit, the face amount shall be deemed the Market Value. In the event that Custodian is unable to obtain the price of a particular security from such pricing information services on any Business Day, the Market Value shall be as determined by Custodian in the reasonable exercise of its discretion based on information furnished to Custodian by one or more brokers (excluding Seller) in such Security or Custodian may price such Security in accordance with the methodology utilized by Custodian for such purpose in the ordinary course of its business.

        L.        “Notice of Default” shall mean a written notice delivered by Buyer to Custodian and Seller, or by Seller to Custodian and Buyer, informing Custodian and the defaulting party of an Event of Default pursuant to Paragraph 11 of the Master Repurchase Agreement and setting forth the specific Event of Default thereunder.

        M.        “Oral Instructions” shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

        N.        “Physical Securities” shall mean securities and money market instruments issued in definitive form which are not Book-Entry Securities or Clearing Corporation Securities.

        0.        “Purchased Securities” shall mean the Securities transferred by Seller to Buyer in a Transaction, and any Securities substituted therefore in accordance with the substitution provisions of the Paragraph 6B of this Custodial Undertaking. The term “Purchased Securities” with respect to any Transaction at any time also shall include Purchased Securities delivered pursuant to Paragraph 6(A)(i) hereof any shall exclude Securities returned pursuant to Paragraph 6(A)(ii) hereof.

        P.        “Securities” shall mean Book-Entry Securities, Clearing Corporation Securities, Physical Securities, and cash.

        Q.        “Seller’s Account” shall mean Seller’s clearing account on Custodian’s Government Securities Clearance System (“GSCS”), any other account in which Securities are held by Custodian on behalf of Seller pursuant to the terms of this Custodial Undertaking, and any account for the deposit of cash maintained in connection therewith.

        R.        “UCC” shall mean the Uniform Commercial Code of the State of New York, as may be amended from time to time.

        S.        “Written Instructions” shall mean written communications received by Custodian from an Authorized Person by facsimile, telex, through GSCS or any other electronic system where by the receiver of such communications is able to verify by codes, passwords or otherwise with a reasonable degree of certainty the identity of the sender of such communications.

        All references to time herein shall mean the time in effect on that day in New York, New York. Except as may otherwise apply for Income payable on particular Securities or as otherwise may be agreed to in writing by the parties hereto, all provisions in the Custodial Undertaking for the transfer, payment or receipt of funds or cash shall mean transfer of, payment in, or receipt of, United States dollars in immediately available funds.

2.     APPOINTMENT OF CUSTODIAN; ACCOUNTS

        A.        Buyer and Seller hereby appoint Custodian as custodian of all Securities and cash at any time delivered to Custodian in connection with Transactions subject to this Custodial Undertaking and as their agent to effect Transactions. Custodian hereby accepts appointment as custodian and agent.

        B.        Buyer and Seller each authorizes and instructs Custodian to utilize the Book-Entry System, Clearing Corporations and the receipt and delivery of physical certificates or any combination thereof in connection with its performance hereunder. Book-Entry Securities and Clearing Corporation Securities credited to Buyer’s Account and Seller’s Account will be represented in accounts at the Book-Entry System and the appropriate Clearing Corporation in the name of Custodian or its nominee which include only assets held by Custodian for its customers and shall not include any assets held by Custodian in its individual capacity. Transactions with respect to Book-Entry Securities and Clearing Corporation Securities will be effected in accordance with, and subject to, the rules, regulations, operating procedures and custody arrangements of the Book-Entry System and each Clearing Corporation, respectively.

3.     REPRESENTATIONS AND WARRANTIES

        A.        Buyer, Seller and Custodian. Buyer, Seller and Custodian each represents and warrants, which representations and warranties shall be deemed to be repeated on each Purchase Date and each Repurchase Date, that:

                   (i)        It is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Custodial Undertaking and to perform all of the duties and obligations to be performed by it hereunder;

                   (ii)        This Custodial Undertaking is, and each Transaction (with respect to Buyer and Seller only) will be, legally and validly entered into, does not, and will not, violate any ordinance, charter, by-law, rule or statute applicable to it, and is enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors’ rights generally; and

                   (iii)        The person executing this Custodial Undertaking on its behalf has been duly and properly authorized to do so.

        B.        Further Representations of Custodian.        Custodian further represents and warrants, which representations and warranties shall be deemed to be repeated on each Purchase Date and each Repurchase Date, that:

                   (i)        It is a New York trust company with its principal office at 1 Wall Street, New York, New York, 10286;

                   (ii)        It will maintain Buyer’s Account as a custody account and shall administer Buyer’s Account in the same manner it administers similar accounts established for the same purpose; and

                   (iii)        It maintains a book-entry securities account with FRBNY and each Clearing Corporation in which it holds Securities hereunder.

4.     DEPOSIT OF CASH AND ELIGIBLE SECURITIES

        A.        Seller’s Instructions. On each Business Day that Seller and Buyer agree to enter into a Transaction subject to this Custodial Undertaking, Seller shall deliver to Custodian, prior to 2:00 p.m., Oral or Written Instructions containing the following information:

                   (i)        the Purchase Date and Purchase Price;

                   (ii)        the Repurchase Date and Repurchase Price (or rate); and

                   (iii)        name of Buyer.

        B.        Seller’s Tender of Securities.        By the close of business on the Purchase Date, Seller shall transfer, or cause to be transferred, to Seller’s Account sufficient Eligible Securities to complete Transactions on such Purchase Date. In connection therewith, Seller shall either deliver to Custodian Oral or Written Instructions identifying the Eligible Securities to be sold by Seller to Buyer, including a description setting forth the face amount of each Eligible Securities and, where applicable, the CUSIP number for each such Eligible Security or instruct Custodian to identify Eligible Securities in Seller’s Account to be transferred to Buyer’s Account.

        C.        Buyer’s Purchase Price.        Prior to 5:00 p.m. Eastern Time on the Purchase Date, Buyer shall transfer, or cause to be transferred, to Buyer’s Account sufficient cash such that the total cash balance in Buyer’s Account after such transfer equals or exceeds the Purchase Price contained in Seller’s Oral or Written Instructions.

5.     EFFECTING TRANSACTIONS

        A.        Purchase Date.        On the Purchase Date for any Transaction subject to this Custodial Undertaking, Custodian shall transfer to Seller’s Account cash from Buyer’s Account in an amount equal to the Purchase Price and transfer from Seller’s Account to Buyer’s Account Eligible Securities in accordance with Seller’s Oral or Written Instructions with respect to such Transaction, subject to the following provisions:

                   (i)        Determination of Eligible Securities; Negotiability.        Custodian shall determine that Securities to be transferred to Buyer’s Account are Eligible Securities and that Physical Securities are in negotiable form. Any Securities which are not Eligible Securities and any Physical Securities which are not in negotiable form shall not be included in the calculations set forth below and shall not be transferred to Buyer’s Account.

                   (ii)        Determination of Market Value.        Custodian shall determine the Market Value of Eligible Securities to be transferred to Buyer’s Account.

                       (iii)        Payment of Purchase Price. Provided the Market Value of Eligible Securities to be transferred to Buyer’s Account equals or exceeds the Purchase Price with respect to such Transaction, Custodian shall transfer such Eligible Securities from Seller’s Account to Buyer’s Account and shall disburse from Buyer’s Account to Seller’s Account cash in an amount equal to the Purchase Price.

                       (iv)        Maintenance of Buyer’s Account.

                                   (a)        Physical Securities.        Custodian shall take possession of each Eligible Security which is a Physical Security at a secure facility at one of its offices in New York City and, during the term of a particular Transaction, shall identify such Physical Securities on its books and records as belonging to Buyer.

                                   (b)        Book-Entry Securities.        Each Eligible Security which is either (i) a Book-Entry Security, or (ii) a part of a fungible bulk of Book-Entry Securities shall be continuously maintained by Custodian in the Book-Entry System. During the term of a particular Transaction, Custodian shall identify such Book-Entry Securities on its books and records as belonging to Buyer.

                                   (c)        Clearing Corporation Securities.        Each Eligible Security which is either (i) a Clearing Corporation Security, or (ii) part of a fungible bulk of Clearing Corporation Securities shall be continuously maintained by Custodian in an account with the appropriate Clearing Corporation. During the term of a particular Transaction, Custodian shall continuously identify such Clearing Corporation Securities on its books and records as belonging to Buyer.

                       (iv)        Intent of Buyer and Seller. Buyer and Seller agree that it is intended that Custodian act as a “securities intermediary” as such term is defined in the UCC with respect to Transactions hereunder. In addition, the parties intend that all Securities (excluding cash) in Buyer’s Account and Seller’s Account shall be treated as “financial assets” as such term is defined in the UCC.

       B.        Trust Receipts.        Custodian is hereby authorized and directed to accept trust receipts as may be set forth in Schedule I hereto (each, a “Trust Receipt”) evidencing either the holding by the issuer of such Trust Receipt (a “Trust Receipt Issuer”) of Eligible Securities subject to Transactions or the crediting by the Trust Receipt Issuer to the account of Custodian of Eligible Securities subject to Transactions. Any Trust Receipt may be accompanied by an electronic file sent by Seller to Custodian containing information concerning the Eligible Securities represented by such Trust Receipts, including CUSIP number, par amount, maturity date and interest rates, upon which Custodian shall be entitled to rely without inquiry in performing its duties hereunder. Buyer may by Written Instructions direct Custodian not to accept Trust Receipts from particular Trust Receipt Issuers. Custodian shall hold Trust Receipts at a secure facility at one of its offices in New York City and, during the term of a particular Transaction, shall identify the Eligible Securities represented by Trust Receipts on its books and records as belonging to Buyer.

       C.        Custodian’s Inability to Complete a Transaction. If Custodian is unable to complete a Transaction because Seller has failed to provide complete Oral or Written Instructions as required by Paragraphs 4A and 4B or either Buyer or Seller has failed to arrange for the transfer of sufficient cash or Eligible Securities to Buyer’s Account or Seller’s Account, respectively, Custodian shall promptly notify Seller and Buyer and await the receipt of such Oral or Written Instructions, cash or Eligible Securities. If Custodian has not received Oral or Written Instructions from Seller by 4:30 p.m. Eastern Time, sufficient cash from Buyer by the close of the FRBNY money wire or sufficient Eligible Securities by the close of GSCS or the appropriate Clearing Corporation or such time as Custodian may designate with respect to particular types of Physical Securities, Buyer and Seller irrevocably agree and instruct Custodian to effect the Transaction as follows: (i) if the cash balance in Buyer’s Account shall be less than the Purchase Price set forth in Seller’s Instructions, the cash balance in Buyer’s Account shall be deemed to be the Purchase Price, the remaining terms of the Transaction shall be determined in accordance with Paragraph 5A, and Seller shall provide Custodian with further Oral or Written Instructions with respect to a recalculated Repurchase Price for such Transaction; (ii) if the cash in Buyer’s Account equal to the Purchase Price exceeds the Seller’s Margin Amount relating to the Eligible Securities in Seller’s Account, Custodian shall credit to Seller’s Account cash in an amount equal to the Seller’s Margin Amount relating to the Eligible Securities, and the difference between the amount credited to Seller’s Account and the Purchase Price shall be retained by Buyer and held by Custodian in .Buyer’s Account. In any event, Buyer and Seller shall remain obligated to each other pursuant to the original terms of each Transaction.

       D.        Simultaneous Transaction.    Buyer and Seller agree that in effecting Transactions, transfers between Buyer’s Account and Seller’s Account are intended to be, and shall be deemed to be, simultaneous.

       B.        Ownership of Securities.       (i) Upon the transfer of cash to Seller’s Account and the transfer of Eligible Securities to Buyer’s Account, it is agreed by Seller and Buyer that, subject to Seller’s right of substitution pursuant to Paragraph 6B and notwithstanding the credit of Income to Seller’s Account pursuant to Paragraph 5G, the Purchased Securities shall be for all purposes the property of Buyer. Buyer agrees, however, that, subject to Paragraph 8 hereof and the default provisions with respect to the Seller under the Master Repurchase Agreement, it will resell to Seller on the Repurchase Date the Purchased Securities at the Repurchase Price.

                   (ii)        Buyer, Seller and Custodian agree that all Purchased Securities and cash held in Buyer’s Account from time to time will be held by Custodian as agent of Buyer, that Custodian will take such actions with respect to Buyer’s Account and any Purchased Securities and cash therein as Buyer shall direct, and that in no event shall any consent or Seller be required for the taking of any such action by Custodian. Buyer hereby covenants that Buyer will not instruct Custodian to deliver any Securities to any person other than Seller until an Event of Default has occurred as to which Seller is the defaulting party. The foregoing covenant is for Seller’s benefit only and shall not constitute a limitation on Buyer’s right at any time to instruct Custodian and Custodian’s obligation to act upon such instructions. Custodian shall not be liable for any Losses (as defined in Paragraph 9A) incurred or sustained by Buyer, Seller or any third party as a result of Custodian transferring any Purchased Securities or cash in Buyer’s Account pursuant to Buyer’s instructions (whether or not subsequent to receipt of a Notice of Default) and shall have no further obligation or responsibility to Seller or Buyer under this Custodial Undertaking with respect to any Purchased Securities or cash transferred from Buyer’s Account.

                   (iii)        Any instruction to Custodian to transfer Purchased Securities or cash from Buyer’s Account during the term of a Transaction shall be set forth in a written notice in substantially the form attached hereto as Appendix I. Buyer shall deliver such notice to a Vice President or above in Custodian’s Broker Dealer Services Division and shall send Seller a copy of same. Custodian shall, as promptly as practicable under the circumstances, act in accordance with such instructions; it being understood and agreed that Custodian shall have no liability for its inability to comply with Buyer’s instructions if the rules or systems of the Book-Entry System and/or applicable Clearing Corporation prevent Custodian from transferring Purchased Securities from Buyer’s Account. Buyer shall pay to Custodian all applicable fees, costs and charges associated with such transfer from Buyer’s Account.

                   (iv)        At all times during which Custodian maintains a financial asset (as that term is used in the UCC) in Buyer’s Account, Custodian shall maintain such asset in a quantity corresponding to the aggregate of all security entitlements (as that term is defined in the UCC) it has established in favor of Buyer with respect to that financial asset.

        F.        No Lien or Pledge by Custodian.   Custodian agrees that Purchased Securities shall not be subject to any security interest, lien or right of setoff by Custodian or any third party claiming through Custodian and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party an interest in, any Purchased Securities.

        G.        Payment of Income.   Until such time that Custodian shall receive a Notice of Default from Buyer pursuant to Paragraph 8, Custodian shall credit to Seller’s Account Income received by Custodian. After receipt of such Notice of Default from Buyer, Custodian shall credit to Buyer’s Account Income received by Custodian.

        H.        Confirmations.        Custodian shall provide Buyer and Seller with confirmation statements reflecting Purchased Securities and cash positions in Buyer’s Account on each Business Day or as otherwise may be requested by Buyer. Buyer and Seller shall promptly review all such confirmation statements and shall promptly advise Custodian of any error, omission or inaccuracy in such statements. Custodian shall undertake to promptly correct any errors, failures or omissions that are reported to Custodian by Buyer or Seller. Any such corrections shall be reflected on subsequent confirmation statements.

        I.        Deliveries by Custodian.        Subject to this Custodial Undertaking, all transfers of Securities or cash by Custodian to Buyer from Buyer’s Account shall be made to Buyer by delivery to the account(s) designated in Schedule III, as may be amended from time to time by delivery to and receipt by Custodian of a new Schedule III.

6.     VALUATION AND SUBSTITUTIONS OF SECURITIES

        A.        Valuation of Securities.        At the opening of each Business Day during which a Transaction subject to this Custodial Undertaking shall remain outstanding, Custodian shall determine the Market Value of all Purchased Securities.

                   (i)        Margin Deficit.        In the event the Purchase Price of outstanding Transactions is greater than the aggregate Margin Value of all Purchased Securities, Custodian shall so notify Seller prior to 2:00 p.m. On the date of any such notice, Seller shall promptly transfer to Buyer’s Account additional Eligible Securities (“Additional Eligible Securities”) such that, after transfer thereof to Buyer’s Account, the aggregate Margin Value of all Purchased Securities (including Additional Eligible Securities) equals or exceeds the Purchase Price of outstanding Transactions. If Seller fails to transfer an appropriate amount of Additional Eligible Securities on the date of any such notice, Custodian shall notify Buyer and Seller and await further instructions from Buyer. All Additional Eligible Securities transferred to Buyer’s Account shall be deemed to be Purchased Securities.

                  (ii)        Margin Excess.        In the event the then aggregate Margin Value of Purchased Securities shall exceed the Purchase Price of outstanding Transactions (such excess amount, the ‘Margin Excess”), Custodian shall so notify Seller and, upon Oral or Written Instructions from Seller, Custodian shall transfer Purchased Securities from Buyer’s Account to Seller’s Account having a Market Value equal to the Margin Excess. Buyer hereby irrevocably authorizes Custodian to accept the Oral or Written Instructions of Seller identifying the specific Purchased Securities to be released from Buyer’s Account pursuant hereto. Upon transfer from Buyer’s Account, released Securities shall cease to be Purchased Securities for all purposes hereunder.

        B.        Substitutions of Purchased Securities.        Buyer hereby authorizes Custodian, upon Oral or Written Instructions from Seller, to transfer Purchased Securities to Seller against transfers to Buyer’s Account of substitute Eligible Securities (“Substitute Eligible Securities”) determined by Custodian to have an aggregate Market Value equal to or greater than the aggregate Buyer’s Margin Amount relating to Purchased Securities released hereunder. All Substitute Eligible Securities transferred to Buyer’s Account shall be deemed to be Purchased Securities.

7.     REPURCHASE DATE

        On the Repurchase Date for any Transaction, subject to Paragraph 8 hereof and Paragraph 11 of the Master Repurchase Agreement (relating to Events of Default), Buyer hereby irrevocably instructs Custodian to tender to Seller the Purchased Securities with respect to such Transaction and to transfer such Purchased Securities from Buyer’s Account to Seller’s Account. Seller hereby irrevocably instructs Custodian at the time Purchased Securities are transferred to Seller’s Account to make payment to Buyer of the Repurchase Price by debiting cash from Seller’s Account and crediting cash to Buyer’s Account. If on the Repurchase Date Seller’s Account does not contain sufficient cash available to repurchase all Purchased Securities with respect to any Transactions, Custodian shall notify Seller and Buyer and Seller shall give Custodian Oral or Written Instructions identifying which Purchased Securities, if any, are to be repurchased and the Repurchase Price.

8.     DEFAULT

        In the event that Buyer or Seller delivers a Notice of Default to Custodian, Custodian shall notify the defaulting party of its receipt of such Notice of Default and act in accordance with the instructions of the non-defaulting party with respect to such non-defaulting party’s rights pursuant to Paragraph 11 of the Master Repurchase Agreement (relating to Events of Default). Custodian may fully rely without further inquiry on the statements set forth in such Notice of Default. In addition, Buyer and Seller acknowledge and agree that the provisions of Paragraph 12 of the Master Repurchase Agreement (regarding Single Agreement) shall be fully effective with respect to all Transactions entered into between them, irrespective of whether such Transactions are entered into in connection with this Custodial Undertaking, directly between Buyer and Seller or otherwise.

9.     CONCERNING CUSTODIAN

        A.        Limitations of Liability; Indemnification. Custodian shall not be liable for any costs, expenses, damages, liability or claims, including reasonable fees of counsel (collectively, “Losses”), resulting from its action or inaction in connection with this Custodial Undertaking, including Losses which are incurred by reason of any action or inaction by the Book-Entry System, any Clearing Corporation or Trust Receipt Issuer, or their successors or nominees, except for those Losses arising out of Custodian’s negligence, bad faith or willful misconduct. In no event shall Custodian be liable to Buyer, Seller or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Custodial Undertaking. Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such reasonable advice or opinion. Buyer and Seller agree, jointly and severally, to indemnify Custodian and to hold it harmless against any and all Losses (including claims by Buyer or Seller) which are sustained by Custodian as a result of Custodian’s action or inaction in connection with this Custodial Undertaking, except for those Losses arising out of Custodian’s negligence, bad faith or willful misconduct. It is expressly understood and agreed that Custodian’s right to indemnification hereunder shall be enforceable against Buyer and Seller directly, without any obligation to first proceed against any third party for whom they may act, and irrespective of any rights or recourse that Buyer or Seller may have against any such third party. This indemnity shall be a continuing obligation of Buyer and Seller notwithstanding the termination of any Transactions or of this Custodial Undertaking.

        B.        No Guaranty by Custodian. It is expressly agreed and acknowledged by Buyer and Seller that Custodian has made no determination regarding Buyer’s or Seller’s ability to perform their respective obligations in connection with transactions and is not guaranteeing performance of or assuming any liability for the obligations of Buyer or Seller hereunder nor is it assuming any credit risk associated with Transactions hereunder, which liabilities and risks are the responsibility of Buyer and Seller; further, it is expressly agreed that Custodian is not undertaking to make credit available to Seller or Buyer to enable it to complete Transactions hereunder.

        C.        No Duty of Inquiry.   Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for:

                    (i)        The validity of the issue of any Securities purchased or sold by or for Buyer or Seller, the legality of the purchase or sale or the validity or enforceability of any Trust Receipt received by Custodian hereunder;

                   (ii)        The due authority of any Authorized Person to act on behalf of Buyer or Seller with respect to cash or Securities held in Buyer’s Account or Seller’s Account; or

                  (iii)        The due authority of Buyer, Seller or any entities for which Buyer acts to purchase, sell or hold any particular Security hereunder.

        D.        Securities in Default. Custodian shall not be under any duty or obligation to take action to effect collection of any amount if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until: (i) it shall be directed to take such action by Written Instructions; and (ii) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

        E.        Custodian Fee.    Custodian shall be entitled to receive and Seller agrees to pay to Custodian such compensation as may be agreed upon from time to time between Custodian and Seller and Custodian’s out-of-pocket expenses.

        F.        Reliance on Oral/Written Instructions.    Custodian shall be entitled to rely upon any Written Instructions or Oral Instruction received by Custodian and reasonably believed by Custodian to be delivered by an Authorized Person. Buyer and Seller agree to forward to Custodian Written Instructions confirming any and all Oral Instructions in such manner that such Written Instructions are received by Custodian by the close of business of the same day that such Oral Instructions are given to Custodian. Buyer and Seller agree that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of the transactions previously authorized and effected by Custodian.

        G.        Reliance on Pricing Services.     Custodian is authorized to utilize any generally recognized pricing information service (including brokers and dealers of Securities) in order to perform its valuation responsibilities hereunder, and Seller and Buyer agree to hold Custodian harmless from and against any Losses incurred as a result of errors or omissions of any such pricing information service, broker or dealer.

        H.        Force Majeure.     Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Custodial Undertaking arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, riots, loss or malfunctions of utilities, computer (hardware or software) or communications service, labor disputes, acts of civil or military authority, or governmental, judicial or regulatory actions; provided, however, that Custodian shall use its best efforts to resume performance as soon as possible under the circumstances.

        I.        No Additional Duties.     Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Custodial Undertaking, and no covenant or obligation shall be implied in this Custodial Undertaking against Custodian.

        J.        No Duty Regarding Derivatives.     If Buyer and Seller have selected Eligible Securities which derive all or a portion of their value from changes in the value of underlying securities, mortgages or other obligations, or one or more currencies, commodities, indices or other factors (hereinafter referred to as “Derivative Securities”), the parties understand that Custodian shall have no obligation to monitor whether any such Eligible Securities are also Derivative Securities. Accordingly, the parties agree that anything in this Custodial Undertaking to the contrary notwithstanding, it shall be Buyer’s and Seller’s responsibility to ensure that Eligible Securities do not include Derivative Securities unless they have otherwise agreed. Custodian shall have no liability whatsoever for any loss, damage or expense arising out of the ineligibility of Derivative Securities which are the subject of Transactions pursuant to this Custodial Undertaking.

10. TERMINATION

        Any of the parties hereto may terminate this Custodial Undertaking by giving to the other parties a notice in writing specifying the date of such termination, which shall be not less than thirty (30) days after the date of giving such notice. Upon termination hereof, Seller shall pay to Custodian such compensation as may be due to Custodian as of the date of such termination, and shall likewise reimburse Custodian for any disbursements and expenses made or incurred by Custodian and payable or reimbursable hereunder. If Buyer and Seller do not provide Written Instructions designating a successor custodian prior to the termination date, Custodian shall, at Buyer’s expense, continue to hold Purchased Securities and cash in Buyer’s Account until the Repurchase Date with respect to each outstanding Transaction, or until it has received a Notice of Default in connection therewith, and Written Instructions with respect to delivery of such Purchased Securities. If Custodian has not received delivery instructions with respect to Purchased Securities and/or cash in Buyer’s Account, Custodian may, in its sole discretion, hold

Book-Entry Securities and Clearing Corporation Securities in escrow for the benefit of and at the expense of Buyer and deliver Physical Securities and cash to Buyer at the address provided below.

11. MISCELLANEOUS

        A.        Authorized Persons. Buyer and Seller each agrees to furnish to Custodian a new Schedule II in the event that any Authorized Person ceases to be an Authorized Person or in the event that other or additional Authorized Persons are appointed and authorized. Until such new Schedule II is received, Custodian shall be fully protected in acting under the provisions of this Custodial Undertaking upon Oral Instructions or Written Instructions from a person reasonably believed to be an Authorized Person as set forth in the last delivered Schedule II.

        B.        Access to Books and Records.     Upon reasonable request, Buyer and Seller have access to Custodian’s books and records maintained in connection with this Custodial Undertaking during Custodian’s normal business hours. Upon reasonable request, copies of any such books and records shall be provided to Buyer or Seller at its expense.

        C.        Invalidity of any Provision. In case any provision in or obligation under this Custodial Undertaking shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.

        D.        Parties, Entire Agreement, Amendments.

                    (i)        The Custodial Undertaking.        Buyer, Seller, and Custodial agree that this Custodial Undertaking constitutes the entire agreement among the parties hereto with respect to Transactions subject to this Custodial Undertaking and may not be amended or modified in any manner except by a written agreement executed by the parties hereto.

                    (ii)        The Custodial Undertaking and the Master Repurchase Agreement. Buyer and Seller acknowledge and agree that the Master Repurchase Agreement in conjunction with this Custodial Undertaking represents the entire agreement between Buyer and Seller with respect to Transactions. Buyer and Seller acknowledge and agree that Custodian is not party to the Master Repurchase Agreement.

        E.        Binding Agreement. This Custodial Undertaking shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Custodial Undertaking shall not be assignable by any party without the written consent of the other parties.

        F.        Applicable Law/Jurisdiction.        This Custodial Undertaking shall be construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof. Each party hereto hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. Each party hereto hereby waives trial by jury in any proceeding involving, directly or indirectly, any matter in any way arising out of, related to, or connected with, this Custodial Undertaking.

        G.        Waiver of Immunity.        To the extent that in any jurisdiction any party may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, each party irrevocably agrees not to claim, and it hereby waives, such immunity in connection with this Custodial Undertaking.

        H.        Headings and References.        The headings and captions in this Custodial Undertaking are for reference only and shall not affect the construction or interpretation of any of its provisions.

        I.        Counterparts.        This Custodial Undertaking may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

        J.        Inconsistency with Master Repurchase Agreement.        In the event of any inconsistency between the terms and conditions of the Master Repurchase Agreement and this Custodial Undertaking with respect to the rights, duties or obligations of Custodian and Transactions subject to this Custodial Undertaking, the terms and conditions of this Custodial Undertaking shall govern.

        K.        Notices.        Any notice authorized or required by this Custodial Undertaking shall be sufficiently given if addressed to the receiving party and hand delivered or sent by mail, telex or facsimile to the individuals at the addresses specified in Schedule IV or to such other person or persons as the receiving party may from time to time designate in writing. Such notice shall be effective upon receipt.

        L.        Confidentiality.        The parties hereto agree not to disclose to any other party and to keep confidential the terms and conditions of this Custodial Undertaking (including fee arrangements) and any amendments, supplement or Schedule hereto. In the event that any party hereto breaches any provision of this section, and any other party shall be entitled to temporary and permanent injunctive relief against the breaching party without the necessity of proving actual damages. Notwithstanding the foregoing, Custodian may disclose Buyer or Seller’s name, address, securities position and other information to such persons and to such extent as required by law, the rules of any stock exchange or regulatory or self-regulatory organization or any order or decree of any court or administrative body that is binding on Custodian or any Clearing Corporation or the terms of the organizational documents of the issuer of any Security or the terms of any Security itself.

        M.        Parties Deemed Principals. Unless the parties signatory hereto execute and deliver a Custodial Agency Annex pursuant to which the identity of all principals for whom any party may act in connection with this Custodial Undertaking is disclosed, each party shall be responsible for the performance of its obligations hereunder as a principal. However, the execution and delivery of a Custodial Agency Annex shall not relieve any party of its obligations hereunder except as provided by applicable law.

                   IN WITNESS WHEREOF, the parties hereto have caused this Custodial Undertaking to be executed by their respective corporate officers, thereunto duly authorized, as of the 5th day of May, 2003.

THE VANGUARD GROUP, INC., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

THE BANK OF NEW YORK
By: /S/ CLAIRE A. MESKOVIC

Title: Vice President

BANC OF AMERICA SECURITIES LLC
By: /S/ ROGER H. HEINTZELMAN

Title: Principal

SCHEDULE 1

See Schedule 1a on page 17a, Schedule 1b on page 17b,
Schedule 1c on page 17c, and Schedule 1d on page 17d.

SCHEDULE la

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 5, 2003, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 1 (Treasury)/BOA (“Buyer”), Banc of America Securities LLC (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES

BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES

FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

INTERNATIONAL AGENCIES

ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA

TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS

TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS

REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

EQUITIES

COMMON	No	n/a

PREFERRED	No	n/a

PRIVATE LABELS MBS & CMOS

MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES

INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (< BB+)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 5, 2003

[Seller]

Banc of America Securities LLC

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 13, 2003

Accepted:

The Bank of New York

By: /S/ CLAIRE A. MESKOVIC

Title: Vice President

Date: May 19, 2003

17a

SCHEDULE lb

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 5, 2003, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 1 (Treasury & Agency)/BOA (“Buyer”), Banc of America Securities LLC (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES

BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES

FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

INTERNATIONAL AGENCIES

ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA

TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED. RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS

TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS

REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

EQUITIES

COMMON	No	n/a

PREFERRED	No	n/a

PRIVATE LABELS MBS & CMOS

MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES

INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 5, 2003

[Seller]

Banc of America Securities LLC

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 13, 2003

Accepted:

The Bank of New York

By: /S/ CLAIRE A. MESKOVIC

Title: Vice President

Date: May 19, 2003

17b

SCHEDULE lc

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 5, 2003, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 2 (Treasury)/BOA (“Buyer”), Banc of America Securities LLC (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES

BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES

FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

INTERNATIONAL AGENCIES

ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA

TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS

TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO, PO, RECOMB)	No	n/a

AGENCY REMICS/CMOS

REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

EQUITIES

COMMON	No	n/a

PREFERRED	No	n/a

PRIVATE LABELS MBS & CMOS

MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES

INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 5, 2003

[Seller]

Banc of America Securities LLC

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 13, 2003

Accepted:

The Bank of New York

By: /S/ CLAIRE A. MESKOVIC

Title: Vice President

Date: May 19, 2003

17c

SCHEDULE ld

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 5, 2003, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 2 (Treasury & Agency)/BOA (“Buyer”), Banc of America Securities LLC (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES

BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES

FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

INTERNATIONAL AGENCIES

ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA

TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS

TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO, PO, RECOMB)	No	n/a

AGENCY REMICS/CMOS

REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

EQUITIES

COMMON	No	n/a

PREFERRED	No	n/a

PRIVATE LABELS MBS & CMOS

MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES

INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 5, 2003

[Seller]

Banc of America Securities LLC

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 13, 2003

Accepted:

The Bank of New York

By: /S/ CLAIRE A. MESKOVIC

Title: Vice President

Date: May 19, 2003

17d

SCHEDULE II

AUTHORIZED PERSONS

       The following individuals have been designated as Authorized Persons of Buyer and Seller, respectively, in connection with the Custodial Undertaking In Connection With Master Repurchase Agreement dated as of May 5,2003.

BUYER

The Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement

See attached “Corporate Resolution”

SELLER

Name

Signature

SCHEDULE II

Authorized Persons

The following individuals have been designated as Authorized Persons of Buyer and Seller, respectively, in connection with the Custodial Undertaking In Connection With Master Repurchase Agreement dated as of                               ,                .

BUYER

Name

Signature

SELLER

Name

Richard S. Seitz - Principal/Treasurer

Matthew P. Kelsey - Vice President & Assistant Treasurer

Anthony E. Cronin - Analyst

Signature

/S/ RICHARD S. SEITZ

/S/ MATTHEW P. KELSEY

/S/ ANTHONY E. CRONIN

SCHEDULE III

BUYER’S ACCOUNT INFORMATION

Account Information for Delivery of Buyer’s Securities and Cash

ABA: 2000018

Bank Name: The Bank of New York

City: New York, New York

First Account Account Name: VGI-Pool1 Account Name: GLA111569VG1

Second Account Account Name: VGI-Pool2 Account Name: GLA111569VG2

SCHEDULE IV

ADDRESS FOR NOTICES

TO SELLER:

  TO BUYER:

The Vanguard Group, Inc. Attn: Mr. David R. Glocke 100 Vanguard Blvd., VM 31 Malvern, PA 19335 Telephone: 610-669-6900 Fax: 610-407-2876

      TO CUSTODIAN:

The Bank of New York One Wall Street, 4th Floor New York, New York 10286 Attn: Tri-Party Services Government Securities Clearance Division Telephone: (212) 635-4857 Fax: (212) 635-1190

SCHEDULE V

        This Schedule V forms a part of the Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 5,2003 between Banc Of America Securities LLC, The Vanguard Group, Inc., and The Bank of New York.

        1.     This Agreement is entered into by The Vanguard Group, Inc., not on its own behalf, but on behalf of the following registered investment companies for which it provides investment advisory or administrative services:

                Vanguard Admiral Funds
                Vanguard Balanced Index Funds
                Vanguard Bond Index Funds
                Vanguard Convertible Securities Fund
                Vanguard Explorer Fund
                Vanguard Fenway Funds
                Vanguard Fixed Income Securities Funds
                Vanguard Horizon Funds
                Vanguard International Equity Index Funds
                Vanguard Malvern Funds
                Vanguard Morgan Growth Fund
                Vanguard Primecap Fund
                Vanguard Quantitative Funds
                Vanguard Specialized Funds
                Vanguard Tax-Managed Funds
                Vanguard Wellesley Income Fund
                Vanguard Wellington Fund
                Vanguard Whitehall Funds
                Vanguard New York Tax-Free Funds
                Vanguard Ohio Tax-Free Funds
                Vanguard Pennsylvania Tax-Free Funds
                Vanguard California Tax-Free Funds
                Vanguard Florida Tax-Free Funds
                Vanguard New Jersey Tax-Free Funds
                Vanguard Massachusetts Tax-Exempt Funds
                Vanguard Municipal Bond Funds
                Vanguard Windsor Funds
                Vanguard World Fund
                Vanguard Variable Insurance Funds
                Vanguard Index Funds
                Vanguard Trustees Equity Fund
                Vanguard Money Market Reserves
                Vanguard Treasury Fund
                Vanguard STAR Funds
                Vanguard Institutional Index Funds

APPENDIX I

CUSTODIAN INSTRUCTIONS

To:       The Bank of New York
            Broker Dealer Services
            One Wall Street, 4th Floor
            New York, New York 10286
            Attention: Vice President

This notice is given pursuant to Paragraph 5E of the Custodial Undertaking in Connection With Master Repurchase Agreement by and among The Vanguard Group, Inc. (“Buyer”),                          (“Seller”) and The Bank of New York (“Custodian”) dated as of May 5, 2003 (the “Custodial Undertaking”). Buyer hereby instructs Custodian to transfer the Purchased Securities and. cash in Buyer’s Account (as defined in the Custodial Undertaking to:

ABA:

Bank Name:

City:

Account Name:

Account Number:

Date:

[Buyer]

By:

Title:

20

SCHEDULE V

        This Schedule V forms a part of the Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 5,2003 between Bank Of America Securities LLC, The Vanguard Group, Inc., and The Bank of New York.

        1.     This Agreement is entered into by The Vanguard Group, Inc., not on its own behalf, but on behalf of the following registered investment companies for which it provides investment advisory or administrative services:

                Vanguard Admiral Funds
                Vanguard Balanced Index Funds
                Vanguard Bond Index Funds
                Vanguard Convertible Securities Fund
                Vanguard Explorer Fund
                Vanguard Fenway Funds
                Vanguard Fixed Income Securities Funds
                Vanguard Horizon Funds
                Vanguard International Equity Index Funds
                Vanguard Malvern Funds
                Vanguard Morgan Growth Fund
                Vanguard Chester Fund
                Vanguard Quantitative Funds
                Vanguard Specialized Funds
                Vanguard Tax-Managed Funds
                Vanguard Wellesley Income Fund
                Vanguard Wellington Fund
                Vanguard Whitehall Funds
                Vanguard New York Tax-Free Funds
                Vanguard Ohio Tax-Free Funds
                Vanguard Pennsylvania Tax-Free Funds
                Vanguard California Tax-Free Funds
                Vanguard Florida Tax-Free Funds
                Vanguard New Jersey Tax-Free Funds
                Vanguard Massachusetts Tax-Exempt Funds
                Vanguard Municipal Bond Funds
                Vanguard Windsor Funds
                Vanguard World Fund
                Vanguard Variable Insurance Funds
                Vanguard Index Funds
                Vanguard Trustees Equity Fund
                Vanguard Money Market Reserves
                Vanguard Treasury Fund
                Vanguard STAR Funds
                Vanguard Institutional Index Funds
                Vanguard CMT Funds

SCHEDULE V

    This Schedule V forms a part of the Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 5, 2003, between Bank of America Securities, LLC, Vanguard Group, Inc., and Bank of New York.

    1.     This Agreement is entered into by The Vanguard Group, Inc., not on its own behalf, but on behalf of the following registered investment companies for which it provides investment advisory or administrative services:

            Vanguard Admiral Funds
                         Vanguard Admiral Treasury Money Market Fund
            Vanguard Balanced Index Funds
                         Vanguard Balanced Index Fund
            Vanguard Bond Index Funds
                         Vanguard Intermediate-Term Bond Index Fund
                         Vanguard Long-Term Bond Index Fund
                         Vanguard Short-Term Bond Index Fund
                         Vanguard Total Bond Market Index Fund
            Vanguard CMT Funds
                         Vanguard Market Liquidity Fund
                         Vanguard Yorktown Liquidity Fund
                         Vanguard Municipal Cash Management Fund
                         Vanguard Short Duration Liquidity Fund
            Vanguard Chester Funds
                         Vanguard PRIMECAP Fund
                         Vanguard Target Retirement Income Fund
                         Vanguard Target Retirement 2005 Fund
                         Vanguard Target Retirement 2015 Fund
                         Vanguard Target Retirement 2025 Fund
                         Vanguard Target Retirement 2035 Fund
                         Vanguard Target Retirement 2045 Fund
            Vanguard Convertible Securities Fund
                         Vanguard Convertible Securities Fund
            Vanguard Explorer Fund
                         Vanguard Explorer Fund
            Vanguard Fenway Funds
                         Vanguard Equity Income Fund
                         Vanguard Growth Equity Fund
            Vanguard Fixed Income Securities Funds
                         Vanguard GNMA Fund
                         Vanguard High-Yield Corporate Fund
                         Vanguard Inflation Protected Securities Fund
                         Vanguard Intermediate-Term Corporate Fund
                         Vanguard Intermediate-Term Treasury Fund
                         Vanguard Long-Term Corporate Fund
                         Vanguard Long-Term Treasury Fund
                         Vanguard Short-Term Corporate Fund
                         Vanguard Short-Term Federal Fund
                         Vanguard Short-Term Treasury Fund
            Vanguard Horizon Funds
                         Vanguard Capital Opportunity Fund
                         Vanguard Global Equity Fund
                         Vanguard Strategic Equity Fund

            Vanguard International Equity Index Funds
                         Vanguard Emerging Markets Stock Index Fund
                         Vanguard European Stock Index Fund
                         Vanguard Pacific Stock Index Fund
            Vanguard Malvern Funds
                         Vanguard Asset Allocation Fund
                         Vanguard Capital Value Fund
                         Vanguard U.S. Value Fund
            Vanguard Morgan Growth Fund
                         Vanguard Morgan Growth Fund
            Vanguard Quantitative Funds
                         Vanguard Growth and Income Fund
            Vanguard Specialized Funds
                         Vanguard Energy Fund
                         Vanguard Health Care Fund
                         Vanguard Precious Metals and Mining Fund
                         Vanguard REIT Index Fund
                         Vanguard Dividend Growth Fund
            Vanguard Tax-Managed Funds
                         Vanguard Tax-Managed Balanced Fund
                         Vanguard Tax-Managed Capital Appreciation Fund
                         Vanguard Tax-Managed Growth and Income Fund
                         Vanguard Tax-Managed International Fund
                         Vanguard Tax-Managed Small Cap Fund
            Vanguard Wellesley Income Fund
                         Vanguard Wellesley Income Fund
            Vanguard Wellington Fund
                         Vanguard Wellington Fund
            Vanguard Whitehall Funds
                         Vanguard International Explorer Fund
                         Vanguard Mid-Cap Growth Fund
                         Vanguard Selected Value Fund
            Vanguard New York Tax-Free Funds
                         Vanguard New York Long-Term Tax-Exempt Fund
                         Vanguard New York Tax-Exempt Money Market Fund
            Vanguard Ohio Tax-Free Funds
                         Vanguard Ohio Long-Term Tax-Exempt Fund
                         Vanguard Ohio Tax-Exempt Money Market Fund
            Vanguard Pennsylvania Tax-Free Funds
                         Vanguard Pennsylvania Long-Term Tax-Exempt Fund
                         Vanguard Pennsylvania Tax-Exempt Money Market Fund
            Vanguard California Tax-Free Funds
                         Vanguard California Intermediate-Term Tax-Exempt Fund
                         Vanguard California Long-Term Tax-Exempt Fund
                         Vanguard California Tax-Exempt Money Market Fund
            Vanguard Florida Tax-Free Funds
                         Vanguard Florida Long-Term Tax-Exempt Fund
            Vanguard New Jersey Tax-Free Funds
                         Vanguard New Jersey Long-Term Tax-Exempt Fund
                         Vanguard New Jersey Tax-Exempt Money Market Fund
            Vanguard Massachusetts Tax-Exempt Funds
                         Vanguard Massachusetts Tax-Exempt Fund
            Vanguard Municipal Bond Funds
                         Vanguard High-Yield Tax-Exempt Fund
                         Vanguard Insured Long-Term Tax-Exempt Fund
                         Vanguard Intermediate-Term Tax-Exempt Fund

                         Vanguard Limited-Term Tax-Exempt Fund
                         Vanguard Long-Term Tax-Exempt Fund
                         Vanguard Short-Term Tax-Exempt Fund
                         Vanguard Tax-Exempt Money Market Fund
            Vanguard Windsor Funds
                         Vanguard Windsor Fund
                         Vanguard Windsor II Fund
            Vanguard World Fund
                         Vanguard Calvert Social Index Fund
                         Vanguard International Growth Fund
                         Vanguard U.S. Growth Fund
                         Vanguard Consumer Discretionary Index Fund
                         Vanguard Consumer Staples Index Fund
                         Vanguard Energy Index Fund
                         Vanguard Financials Index Fund
                         Vanguard Health Care Index Fund
                         Vanguard Industrials Index Fund
                         Vanguard Information Technology Index Fund
                         Vanguard Materials Index Fund
                         Vanguard Telecommunication Services Index Fund
                         Vanguard Utilities Index Fund
            Vanguard Variable Insurance Fund
                         Balanced Portfolio
                         Capital Growth Portfolio
                         Diversified Value Portfolio
                         Equity Income Portfolio
                         Equity Index Portfolio
                         Growth Portfolio
                         High-Yield Bond Portfolio
                         International Portfolio
                         Mid-Cap Index Portfolio
                         Money Market Portfolio
                         REIT Index Portfolio
                         Short-Term Corporate Portfolio
                         Small Company Growth Portfolio
                         Total Bond Market Index
                         Total Stock Market Index
            Vanguard Index Funds
                         Vanguard 500 Index Fund
                         Vanguard Extended Market Index Fund
                         Vanguard Growth Index Fund
                         Vanguard Mid Cap Index Fund
                         Vanguard Small Cap Index Fund
                         Vanguard Small Cap Growth Index Fund
                         Vanguard Small Cap Value Index Fund
                         Vanguard Total Stock Market Index Fund
                         Vanguard Value Index Fund
                         Vanguard Large Cap Index Fund
            Vanguard Trustees Equity Fund
                         Vanguard International Value Fund
            Vanguard Money Market Reserves
                         Vanguard Federal Money Market Fund
                         Vanguard Prime Money Market Fund
            Vanguard Treasury Fund
                         Vanguard Treasury Money Market Fund
            Vanguard STAR Funds

                         Vanguard Developed Markets Index Fund
                         Vanguard Institutional Developed Markets Index Fund
                         Vanguard LifeStrategy Conservative Growth Fund
                         Vanguard LifeStrategy Growth Fund
                         Vanguard LifeStrategy Income Fund
                         Vanguard LifeStrategy Moderate Growth Fund
                         Vanguard STAR Fund
                         Vanguard Total International Stock Index Fund
            Vanguard Institutional Index Funds
                         Vanguard Institutional Index Fund
                         Vanguard Institutional Total Bond Market Index Fund
                         Vanguard Institutional Total Stock Market Index Fund

SCHEDULE la

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 1 (Treasury)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17a

SCHEDULE 1b

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 1 (Treasury & Agency)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17b

SCHEDULE lc

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 2 (Treasury)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17c

SCHEDULE Id

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 2 (Treasury & Agency)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17d

SCHEDULE le

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Market Liquidity Fund (Treasury)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17e

SCHEDULE If

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Market Liquidity Fund (Treasury & Agency)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17f

SCHEDULE lg

SCHEDULE OF ELIGIBLE SECURITlES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph I of Schedule V to this Agreement, Vanguard Yorktown Liquidity Fund (Treasury)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

17g

SCHEDULE 1h

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Yorktown Liquidity Fund (Treasury & Agency)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17h

SCHEDULE li

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Prime Money Market Fund (Treasury)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17i

SCHEDULE lj

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Prime Money Market Fund (Treasury & Agency)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17j

SCHEDULE 1k

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Federal Money Market Fund (Treasury)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17k

SCHEDULE 1l

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Federal Money Market Fund (Treasury & Agency)/EIOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17l

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Variable Insurance Fund -Money Market Fund (Treasury)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17m

SCHEDULE 1n

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of February 6, 2002, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph I of Schedule V to this Agreement, Vanguard Variable Insurance Fund -Money Market Fund (Treasury & Agency)/BOA (“Buyer”), Bank of America Securities, LLC. (“Seller”) and The Bank of New York.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: May 24, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROGER H. HEINTZELMAN

Title: Principal

Date: May 28, 2004

Accepted:

The Bank of New York

By: /S/ HENRY J. CUGINI

Title: Vice President

Date: May 28, 2004

Page 17n

Form of

Schedule 1

The following lists the additional counterparties to the Custodial Undertaking in Connection With Master Repurchase Agreement between The Bank of New York and The Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc.provides investment advisory or administrative services:

Bank of America, N.A.

Barclays Capital, Inc.

Deutsche Bank Securities, Inc.

Goldman Sachs & Co.

Morgan Stanley & Co., Inc.

Salomon Smith Barney, Inc.

Societe Generale

Westdeutsche Landesbank Girozentrale, New York Branch

65239-1  7/1/2004